Property, Plant and Equipment, Net	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment, Net
Property, Plant and Equipment, Net

7.    Property, Plant and Equipment, Net

Property, plant and equipment and related accumulated depreciation were as follows:

	December 31,	December 31,
	2021	2022
Mold and tooling	2,354,411	3,901,436
Leasehold improvements	1,876,294	3,408,731
Charging & battery swap equipment	2,279,893	3,393,603
Production facilities	831,776	3,252,362
Construction in process	1,304,548	3,114,345
Computer and electronic equipment	575,364	1,250,861
Purchased software	493,374	985,141
R&D equipment	552,956	939,586
Buildings and constructions	875,562	890,576
Corporate vehicles	180,157	473,602
Others	274,906	991,597
Subtotal	11,599,241	22,601,840
Less: Accumulated depreciation	(4,131,352)	(6,901,232)
Less: Accumulated impairment	(68,373)	(41,942)
Total property, plant and equipment, net	7,399,516	15,658,666

The Group recorded depreciation expenses of RMB1,041,011, RMB1,702,559 and RMB2,874,912 for the years ended December 31, 2020, 2021 and 2022, respectively.

The Group reviews the useful lives and the estimated total units of production of its property, plant and equipment on regular basis. For the year ended December 31, 2022, in response to the planned products upgrade of certain existing vehicle models, the Group carried out an assessment on the useful lives of the production facilities based on the revised plan of future production volume of these vehicle models. This assessment resulted in the accelerated useful lives of certain production facilities which resulted in an increase in depreciation expense of RMB44,208, which is recorded in cost of sales for the year ended December 31, 2022.